December 29, 2004

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

Re:   Seligman Common Stock Fund, Inc. (the "Fund")
      File Nos. 2-10835, 811-234

Dear Sir or Madam:

      Enclosed for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement, dated December 29, 2004, to the Fund's Prospectuses, each dated May 3, 2004.

                                                     Very truly yours,


                                                     /s/ Christine Brennan

                                                     Christine Brennan
                                                     Law & Regulation Department

CB/cb

  Supplement, dated December 29, 2004, to the Prospectuses, dated May 3, 2004, of
                  Seligman Common Stock Fund, Inc. (the "Fund")

This supplement supersedes and replaces the supplement dated August 27, 2004 with respect to the Fund.

Effective January 1, 2005, the following information supersedes and replaces the information set forth in the paragraph on page 6 of the Fund's Prospectus (page 5 with respect to the Prospectus relating to Class I shares) under the caption "Management - Portfolio Management":

      The Fund is managed by Seligman's Core Investment Team, headed by Mr. John
      B. Cunningham. Mr. Cunningham is Portfolio Manager of the Fund, as well as Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. and Portfolio Manager of Tri-Continental Corporation, a closed-end investment company. He is also Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. He is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

      Mr. Michael F. McGarry, a Managing Director of Seligman, is Co-Portfolio Manager of the Fund. He is also Co-Portfolio Manager of Tri-Continental Corporation, a closed-end investment company and Co-Portfolio Manager of Seligman Common Stock Portfolio, a portfolio of Seligman Portfolios, Inc. Mr. McGarry joined Seligman in August 1990 as an Institutional Portfolio Administrator. Mr.McGarry has been a member of the team managing the Fund since October 2001.